UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cyanotech Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CYANOTECH CORPORATION
73-4460 Queen Kaahumanu Hwy., Suite 102
Kailua-Kona, HI 96740
(808) 326-1353

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held Thursday, August 21, 2025 at 2:00 P.M. Pacific Time

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Cyanotech Corporation, a Nevada corporation (“Cyanotech” or the “Company” or “our” or “we”), to be held on Thursday, August 21, 2025 at 2:00 P.M., Pacific Time, at the Nutrex Hawaii Warehouse, 9006 Utica Avenue, Rancho Cucamonga, California USA, 91730, or at any adjournment or postponement thereof, for the following purposes:

1.	To elect the four director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026;

3.	To hold an advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers; and

4.	To transact other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

In addition to the formal items of business, Cyanotech will report on operations for fiscal year 2025 and answer appropriate questions that you may have about Cyanotech and its activities.

The Board of Directors fixed the close of business on June 27, 2025 as the record date (the “Record Date”) for stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. The stock transfer books will not be closed between the Record Date and Annual Meeting. Only stockholders of record at the Record Date are entitled to notice of and to vote at the Annual Meeting; however, all stockholders are cordially invited to attend the Annual Meeting.

Thank you for your ongoing support and continued interest in Cyanotech. We look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors
/s/ Amy Nordin
Amy Nordin
Corporate Secretary
Kailua-Kona, Hawaii
July 10, 2025

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares. This year you may submit your proxy: (i) by mail (after completing, signing and dating the enclosed card); (ii) by telephone; or (iii) by internet. If you do attend the Annual Meeting, you may vote at that time, which will revoke automatically any prior vote you may have submitted. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. Further instructions are included in the Proxy Statement under “Voting Rights and Solicitation.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON AUGUST 21, 2025

The Proxy Statement and 2025 Annual Report on Form 10-K are available on the internet at www.envisionreports.com/CYAN.

CYANOTECH CORPORATION

Proxy Statement for 2025 Annual Meeting of Stockholders

To be held August 21, 2025

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Completing and Submitting Their Proxies by Internet, Mail or Telephone

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS OF CYANOTECH CORPORATION
To Be Held August 21, 2025

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Cyanotech Corporation (“Cyanotech” or the “Company” or “our” or “we”) of proxies to be voted at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) which will be held on Thursday, August 21, 2025 at 2:00 P.M., Pacific Time, at the Nutrex Hawaii Warehouse, 9006 Utica Avenue, Rancho Cucamonga, California USA, 91730, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). On July 9, 2025, the Company distributed to stockholders of record a Meeting Notice Regarding the Availability of Proxy Materials for the Annual Meeting containing instructions on how to access via the internet (www.envisionreports.com/CYAN) this Proxy Statement, the Notice, the form of proxy and the Annual Report on Form 10-K for the fiscal year ended March 31, 2025, and our undertaking to also mail a full set of such proxy materials, together with a postage paid envelope for returning non-electronic proxy cards, to any stockholders who request paper copies at no cost to them.

The Company’s principal executive offices are located at 73-4460 Queen Kaahumanu Highway, Suite 102, Kailua-Kona, HI 96740.

VOTING RIGHTS AND SOLICITATION

The enclosed proxy is being solicited on behalf of the Board for use at the Annual Meeting, so that your shares will count towards determination of the presence of a quorum and your shares can be voted at the Annual Meeting.

Who May Vote: The close of business on June 27, 2025 is the record date for stockholders entitled to notice of and to vote at the Annual Meeting. All holders of the Company’s common stock outstanding on the record date are entitled to vote at the Annual Meeting. Each stockholder has one vote for each share so held. On June 27, 2025, 7,232,217 shares of common stock, $0.02 par value per share, were issued and outstanding. You may vote by submitting your proxy card by internet, telephone, mail or in person at the Annual Meeting, or you may attend the Annual Meeting and vote your shares in person by ballot.

Methods of Voting: All stockholders of record may vote by mail by completing, signing, dating and returning their proxy cards in the postage-paid envelope. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board. Stockholders of record can instead vote by toll-free telephone, or the internet website address listed on the proxy card; they may also vote by proxy card or by ballot if personally present at the Annual Meeting, but only the last vote before the polls close at the Annual Meeting will count. Stockholders who hold their shares through a broker, trustee or other nominee also can vote by telephone or internet as instructed by their bank, broker or other nominee; as “beneficial owners” they can also vote at the Annual Meeting if they present a separate “legal proxy” from the actual record holder and in that event only the final vote made in the name of the stockholder of record will count.

The presence in person or by proxy of the holders of record of a majority of the voting power of the outstanding shares entitled to vote constitutes a quorum. Directors are elected by a majority of votes cast. For approval of all other matters to be voted on, when a quorum is present a matter is approved if the number of votes cast in favor of the action taken exceeds the number of votes cast in opposition to the action. Abstentions are counted only for purposes of determining whether a quorum is present.

Voting Shares Held by Brokers, Banks and Other Nominees: Votes will be counted by the inspectors of election appointed for the Annual Meeting, who will separately count “For” and “Withhold” and, with respect to any proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a broker, trustee or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, trustee or other nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

Many of our stockholders may hold some or all of their shares through a broker, trustee or other nominee, rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those owned beneficially.

•      Stockholders of Record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to Cyanotech or to a third party and to vote by completing a proxy card by internet, by telephone or by mail, or to vote in person by ballot or by proxy at the Annual Meeting.

•      Beneficial Owners — If any or all of your shares are held of record in a brokerage account, by a trustee or by another nominee, you are considered, with respect to those shares, the “beneficial owner.” As the beneficial owner of those shares, you have the right by internet, telephone or mail to direct your broker, trustee or nominee how to vote, and you also are invited to attend the Annual Meeting in person. Because a beneficial owner is not the stockholder of record, however, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

For your vote to be counted, you must communicate your voting decisions by internet, telephone or mail to your broker, trustee or other nominee before the date of the Annual Meeting. Brokers, trustees and other nominees who do not receive instructions are entitled to vote those shares with respect to the ratification of the selection of our independent registered public accounting firm, but not with respect to the election of directors or the advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers. If your shares are held by a broker, trustee, bank or other nominee, for your vote to be counted you will have to obtain a separate legal proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares or how to obtain an authorization from your broker allowing you to vote your shares at the Annual Meeting in person or by proxy. Abstentions and broker non-votes will be included only in determining the presence of a quorum at the Annual Meeting but will not be counted as votes cast on any proposals to be voted upon.

Voting your shares is important to ensure that you have a say in the governance of your Company. Please review these proxy materials and if you are a beneficial owner, follow the voting instruction form you receive from your broker, bank or other nominee to vote your shares. We hope that you will exercise your rights and fully participate as a stockholder in our Company’s future. If you have any questions about these rules or the proxy process in general, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. Additionally, you may contact Amy Nordin, Corporate Secretary, by telephone at 808-331-4102 or by email to anordin@cyanotech.com.

Voting Shares by Proxy: Shares represented by proxies in the accompanying form which are properly executed and returned to Cyanotech by internet, by mail or by telephone will be voted at the Annual Meeting in accordance with the stockholder’s instructions contained on the proxy or herein. To submit your proxy by mail, mark your votes on the enclosed form of proxy, then follow the directions on the form of proxy. To submit your proxy using the internet or by telephone, see the instructions on the proxy form and have the proxy form available when you access the internet website or place your telephone call. In the absence of contrary voting instructions properly submitted, all shares represented by properly submitted proxies which have not been revoked will be voted:

a)	FOR the election of the four director nominees as described herein under Proposal ONE to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

b)	FOR Proposal TWO to ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026; and

c)	FOR every “three years” as the frequency for future advisory votes on the compensation of our Named Executive Officers as described herein under Proposal THREE.

Management does not know of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

The entire cost of soliciting the proxies will be borne by Cyanotech. Proxies will be solicited principally through the use of the mail, but, if deemed desirable, may be solicited personally or by telephone, e-mail, facsimile or letters from officers and regular Cyanotech employees who will receive no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company’s common stock, and such persons may be reimbursed for their expenses.

Revoking Your Proxy: Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is exercised at the Annual Meeting. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 73-4460 Queen Kaahumanu Highway, Suite 102, Kailua-Kona, HI 96740, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting, notifying the Secretary of the Annual Meeting of the revocation of the prior proxy, and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Appraisal: None of Nevada law, our Restated Articles of Incorporation or our Amended and Restated Bylaws (the “Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting.

IMPORTANT NOTICE

Regarding Availability of Proxy Materials

For the Annual Meeting to Be Held on August 21, 2025

As permitted by the SEC, the Company is making available its Notice of Annual Meeting, Proxy Statement and Annual Report for the fiscal year ended March 31, 2025 at www.envisionreports.com/CYAN. If you received the Company’s notice containing instructions on how to access these materials via the internet, you will not receive a printed copy of the proxy materials unless you request a copy by following the instructions contained in the notice which directs stockholders to that website, or to telephone toll-free 1-866-641-4276 or to email a request to investorvote@computershare.com.

•      Stockholders of Record. If your shares are registered in your own name, you may enroll to have future proxy materials delivered via e-mail or the internet by following the instructions at www.envisionreports.com/CYAN. You will need the control number on your proxy card to enroll.

•      Beneficial Owners. If your shares are not registered in your name, to enroll in the electronic delivery service, check the information provided to you by your bank or broker or contact your bank or broker for information on electronic delivery service.

Delivery of One Proxy Statement and Annual Report

To a Single Household to Reduce Duplicate Mailings

Each year in connection with the Annual Meeting, the Company is required to furnish to each stockholder of record a proxy statement and annual report and to arrange for a proxy statement, annual report and, if applicable, notice of internet availability of proxy materials to be furnished to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because many stockholders hold shares of the Company’s common stock in multiple accounts, this process may result in duplicate mailings of proxy materials to stockholders who share the same address. Stockholders can avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

•      Stockholders of Record. If your shares are registered in your own name and you are interested in consenting to the delivery of a single copy of proxy materials (other than proxy cards), you may also do so via the internet by going directly to www.envisionreports.com/CYAN and following the instructions therein.

•      Beneficial Owners. If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single copy of proxy materials (other than proxy cards) if there are other stockholders who share an address with you. If you currently receive more than one copy of proxy materials at your household and would like to receive only one copy in the future, you should contact your nominee.

Right to Request Separate Copies. If you consent to the delivery of a single copy of proxy materials but later decide that you would prefer to receive a separate copy of proxy materials for each account at your address, then please notify the Company or your nominee, as applicable, and the Company or your nominee will promptly deliver such additional proxy materials. If you wish to receive a separate copy of the proxy materials for each account at your address in the future, please call toll-free 1-866-641-4276 or send an email to investorvote@computershare.com.

*****

PROPOSAL ONE

Election of Directors

Board Nominees

A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the four Board nominees named below, all four of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director or if additional persons are nominated at the Annual Meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. Each director elected at the Annual Meeting will serve until the next Annual Meeting or until such director’s successor has been elected and qualified. Voting for the election of directors is non-cumulative. Proxies cannot be voted for a greater number of persons than the nominees named in this Proxy Statement.

The following sets forth certain information on each of the nominees for election to serve as a director of the Company until the 2026 Annual Meeting of Stockholders including each director’s background, principal occupations and employment, as well as specific experience, qualifications, attributes and skills that led to the Board of Director’s conclusion that each of the nominees for director should serve on the Board at the time of this Proxy Statement, in light of the Company’s current business and structure:

Matthew K. Custer, President and Chief Executive Officer—42: Mr. Custer was appointed Chief Executive Officer and to the Board in June 2022, having served as President since May 2021. Mr. Custer joined Cyanotech in 2015 as Manufacturing Manager, was promoted to Director of Manufacturing in 2016, and later advanced to Vice President General Manager in 2019. He brings over 20 years of management experience in the food and supplement industries. Prior to joining Cyanotech, Mr. Custer served for seven years as Plant Manager at Hamakua Macadamia Nut Company.  He previously represented Cyanotech as Chairman of the Board for the Natural Algae Astaxanthin Association and served on the Board of Directors for the Big Island Chapter of Hawaii Food Manufacturers Association from 2014 through 2017.  Mr. Custer’s extensive experience with the Company and his expertise in micro-algae production make him uniquely qualified to serve on our Board.

Michael A. Davis—72: Mr. Davis was appointed to the Board in March 2003 and was appointed to serve as Chairman of the Board on April 13, 2011. For over 30 years, Mr. Davis has been active as a private investor specializing in investments in natural and organic foods, nutraceuticals and the agriculture from which they are derived. He is President of Skywords Family Foundation, Inc. and a Director of Canobie Films, Inc., and attended Harvard University. His business and investment experiences, as well as his long association with the Company, provide the Board with critical perspective on the business issues the Company faces. Mr. Davis is a member of the Compensation Committee and serves as Chairman of the Nominating and Corporate Governance Committee.

David M. Mulder—64:  Mr. Mulder was appointed to the Board on May 17, 2016. Mr. Mulder is currently the Owner of CFO Pinch Hitters, Inc., where he has served as Interim Chief Financial Officer for multiple clients.  Prior to that he served as the Executive Vice President and Chief Financial Officer of Reiter Affiliated Companies from 2012 through 2019.  He also served as the Chairman of the Board of FreSeguro, Inc., a Hawaiian captive insurance company. Mr. Mulder has over 35 years of international financial and general management experience in a broad variety of businesses, including agriculture, consumer products, wholesale products, distribution and medical products. His background includes serving as the CEO of Biolase, a public international medical device company, and as the CFO of Salton as the (then) public company doubled in size during the globalization of the George Foreman grill. He built his early career at Fruit of the Loom, where he last served as the head of the Europe, Middle East and Africa division. He started his professional career at Arthur Andersen where he did both consulting and audit, earning his CPA. He earned his Master of Business Administration degree from the Fuqua School of Business at Duke University.  His financial and accounting background, as well as his leadership experience, are critical to the Company’s long-range goals. Mr. Mulder serves as Chairman of the Audit Committee.

David L. Vied—64: Mr. Vied was appointed to the Board on January 27, 2015.  Mr. Vied serves as the Global Sector Leader, Medical Devices & Diagnostics for Korn Ferry, a global leadership and talent advisory firm.  His previous experience includes serving in leadership roles for other global recruiting and talent advisory firms.  Mr. Vied received a Bachelor of Arts degree in Communication Studies from California State University at Sacramento and a Master of Science degree in Labor and Industrial Relations from the University of North Texas. His experience in management and corporate organization rounds out an important expertise represented on the Board. Mr. Vied is a member of the Audit Committee and the Nominating and Corporate Governance Committee and serves as the Chairperson of the Compensation Committee.

Required Vote

The affirmative vote of the holders of a majority of the aggregate voting power of the Company’s common stock present in person or represented by proxy at a meeting at which a quorum is present, is required for the election of each nominated director.

The Board unanimously recommends that the stockholders vote FOR each of the above-named director nominees.

BOARD MEETINGS AND COMMITTEES

Board Meetings

During fiscal year 2025, the Board met formally four times. Each of our directors attended 100% of the aggregate of (i) the total number of meetings of the Board held during the fiscal year, and (ii) the total number of meetings held by all committees of the Board on which they served.

Director Nomination Process

Director Qualifications. The Nominating and Corporate Governance Committee has established guidelines for considering nominations to the Board. These include: (a) personal characteristics, including such matters as integrity, education, variety of background and experience, absence of potential conflicts of interest with the Company or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Company; (b) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (c) experience in the Company’s industry and with relevant social policy concerns; (d) experience as a board member of another company; (e) academic expertise in an area of the Company’s operations; and (f) practical and mature business judgment. The criteria are not exhaustive, and the Nominating and Corporate Governance Committee and the Board may consider other qualifications and attributes which the members believe are appropriate in evaluating the ability of an individual to serve as a member of the Board. The Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Committee also considers candidates with appropriate non-business backgrounds.

Identification and Evaluation of Nominees for Directors. The Board believes that, based on the Nominating and Corporate Governance Committee’s knowledge of the Company’s corporate governance principles and the needs and qualifications of the Board at any given time, the Nominating and Corporate Governance Committee is best equipped to select nominees that will result in a well-qualified and well-rounded Board. The Nominating and Corporate Governance Committee also considers any candidate recommended by Company management or the Company’s stockholders in light of the criteria for selection of new directors. The Bylaws contain procedures for stockholder nominations which are discussed in greater detail under “STOCKHOLDER PROPOSALS AND NOMINATIONS” on page 22 of this proxy. In making its nominations, the Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for Board service are re-nominated. As to new candidates, the Nominating and Corporate Governance Committee will generally poll the Board members and members of management for recommendations and, if appropriate, engage a consultant to assist the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may also review the composition and qualifications of the boards of directors of the Company’s competitors and may seek input from industry experts or analysts. The Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best represent stockholder interests through the exercise of sound judgment. After reviewing all pertinent data, and due deliberation by the Nominating and Corporate Governance Committee, this slate of nominees is recommended to the Board and the stockholders for election.

Each of the nominees for election at the Annual Meeting was unanimously recommended by the Nominating and Corporate Governance Committee for election.

Independent Directors

The Board has determined that each of the nominees for director, other than Mr. Custer, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is “independent” under Section 1.1(9) of the OTCQB Listing Rules. In making its determination, the Board considered transactions and relationships between each director (and any member of his or her immediate family) and the Company and its subsidiaries and relationships between the directors or their affiliates and members of the Company’s senior management personnel and their affiliates.

Under Section 1.1(9) of the OTCQB Listing Rules, an “Independent Director” is a person other than an Executive Officer of the company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Since Mr. Custer is President and Chief Executive Officer of the Company, he may not be considered an “Independent Director” under this rule.

The Independent Directors meet in executive sessions without the Chief Executive Officer or any other member of management in attendance as needed. Any Independent Director may request an executive session of Independent Directors to discuss any matter of concern.

Related Party Transactions

Other than compensation arrangements, we describe below transactions to which we were a party or will be a party, in which:

●	The amounts involved exceeded or will exceed $120,000; and
●

Any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

In April 2019, the Company obtained a loan in the amount of $1,500,000 from an entity affiliated with Mr. Davis, the chairman of our Board. The proceeds were used to pay down accounts payable and for general operating capital purposes. On April 12, 2021, December 14, 2022, August 14, 2023, and August 9, 2024, the Company amended this loan and added a revolving line of credit which the Company may borrow from time to time up to $4,000,000. As of March 31, 2025, the Company had $1,000,000 and $3,000,000 outstanding on the related party note and the revolving line of credit, respectively. The loan matures on April 12, 2027, and the revolving line of credit matures on April 12, 2026.

Stockholder Communication with Directors

Stockholders may, at any time, communicate in writing with any particular director, or the non-management directors as a group, by sending such written communication to Cyanotech Corporation—Non-Management Directors (or to a specific named-director), 73-4460 Queen Kaahumanu Highway, #102, Kailua-Kona, Hawaii, 96740, or by e-mail to board@cyanotech.com. All written communications received will be directed to the relevant director or the non-management directors as a group.

Code of Conduct and Ethics

We have adopted the Code of Conduct and Ethics for our officers and employees and adopted the Board of Directors Code of Conduct (the “Codes”). The Codes are publicly available on our website at www.cyanotech.com. The Codes contain general guidelines for conducting the business of the Company consistent with the highest standards of business ethics and are intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. If we make any substantive amendments to or grant any waiver from the Codes relating to our Chief Executive Officer, Chief Financial Officer or other officer, we will disclose the nature of such amendment in a report on Form 8-K and amend the website disclosure.

Corporate Governance

In addition to the Company’s Restated Articles of Incorporation, the Bylaws and other key Company governance documents, including its Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, Board of Directors Code of Conduct and the Code of Conduct and Ethics, are available on the Company’s website at www.cyanotech.com. The information contained on the website is not hereby incorporated by reference in, nor considered part of, this Proxy Statement, unless specifically incorporated. The Company will provide copies of any of these documents, free of charge, to any stockholder upon written request to the Chief Financial Officer, c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Highway, #102, Kailua-Kona, Hawaii, 96740.

The Company has chosen to separate the chief executive officer and Board chairman positions as a matter of good corporate governance and to efficiently utilize the skills and time of the individuals who currently serve in these positions. Mr. Custer, the Company’s President and Chief Executive Officer is primarily involved in the day-to-day responsibilities and obligations of the Company, while Mr. Davis, the Board’s Chairman, provides strategic direction for the Company and presides over meetings of the Board. These two key leaders communicate regularly with each other.

The Board is limited by its size but plays a fundamental role in the Company’s risk oversight process, both directly and through the delegation to its committees of responsibilities related to the oversight of certain risks, and regularly discusses with management the Company’s major risk exposures, their potential impact on the Company’s business and the steps the Company can take to manage them.

While the Board is ultimately responsible for all risk oversight of the Company, the Audit Committee focuses on financial risks as they relate to the Company’s financial reporting process, financial statements and internal controls, among other responsibilities set forth in the Audit Committee’s Charter. The Nominating and Corporate Governance Committee focuses on the management of risks associated with the Board’s organization, membership, governance and structure. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies, bonus plans and incentive equity plans.

The Company has an ongoing commitment to good governance and business practices. This includes regular monitoring and balancing of the Company’s processes and procedures in light of any new corporate governance best practices, and a continual review of changes in federal law and the rules and regulations promulgated by the SEC and the regulations of the OTCQB Venture Market which are applicable to the Company. These practices help to ensure that the Company will timely comply with new laws and rules and will implement other corporate governance practices which it believes to be in the best interest of the Company and its stockholders. The Company also has an insider trading policy that governs transactions in the Company’s securities by our directors, executive officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations. This policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

Board Committees

The Board has an Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee.

The Audit Committee operates and acts under a written charter, which was revised and approved by the Board on November 8, 2011. A copy of the Charter and Powers of the Audit Committee can be found on the Company’s website at www.cyanotech.com. The Audit Committee provides independent and objective oversight of (1) the Company’s financial reporting processes, (2) the Company’s audits of the financial statements, including appointment, compensation and oversight of the Company’s independent registered public accounting firm, (3) the Company’s internal controls, and (4) risk assessment and risk management policies set by management. The Audit Committee also oversees and monitors the independence, performance and qualifications of the Company’s independent registered public accounting firm. The Audit Committee also reviews and approves related party transactions and reviews and resolves complaints from any employee regarding accounting, internal controls or auditing matters. All members of the Audit Committee are “independent” directors as defined in OTCQB Listing Rule Section 1.1(9). The Board has determined that David M. Mulder, the Chairman of the Audit Committee meets the requirements of an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee held five formal meetings during fiscal year 2025. The Audit Committee is comprised of independent directors David M. Mulder (Chair) and David Vied.

The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Board on January 7, 2010, a copy of which can be found on the company’s website at www.cyanotech.com. The Nominating and Corporate Governance Committee’s functions include (1) reviewing the background and qualifications of potential nominees for the Board presented by stockholders, directors and management, (2) recommending to the Board a slate of nominees to be submitted to the stockholders for election at the next Annual Meeting of Stockholders, (3) advising the Board with respect to matters of Board composition and procedures, and (4) overseeing the annual evaluation of the Board. Among the qualifications considered in the selection of candidates are knowledge, experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability, dedication, and absence of conflicts of interest. The Nominating and Corporate Governance Committee has a policy of considering any candidate recommended by Company management or by the Company’s stockholders in light of the criteria for selection of new directors. All members of the Nominating and Corporate Governance Committee are “independent” directors under OTCQB Listing Rule Section 1.1(9). The Nominating and Corporate Governance Committee held one formal meeting during fiscal year 2025. The Nominating and Corporate Governance Committee is comprised of independent directors Michael A. Davis (Chair) and David L. Vied.

The Compensation Committee operates and acts under a written charter, which was adopted and approved by the Board on January 7, 2010, and amended on August 25, 2016, and which is also available on the Company’s website at www.cyanotech.com. The Compensation Committee reviews and makes recommendations to the Board concerning the Company’s executive compensation policy, bonus plans and incentive equity plans, and approves the grants of stock options and restricted stock awards to officers, employees and consultants. Based on such review, the Compensation Committee recommended to the Board that such information be included in the Company’s proxy statement. At least once a year, the Compensation Committee meets in executive session with the other independent directors to evaluate the Chief Executive Officer’s performance. All members of the Compensation Committee are “independent” directors as defined under OTCQB Listing Rule Section 1.1(9). The Compensation Committee held two formal meetings during fiscal year 2025. The Compensation Committee is comprised of independent directors David L. Vied (Chair) and Michael A. Davis.

Cybersecurity Risk Management and Strategy

Our Board considers cybersecurity risk as critical to the enterprise and oversees management’s design, implementation and enforcement of our cybersecurity risk management program, while our executive officers are responsible for the day-to-day management of the material risks. Our Board receive annual updates, and/or significant updates as needed, on relevant information regarding cybersecurity. For a discussion of cybersecurity risk management and strategy governance, please refer to the Cybersecurity section of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

DIRECTOR COMPENSATION

The following table sets forth the compensation earned by non-employee directors for fiscal year 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Total ($)
Michael A. Davis	20,000	30,000	—	50,000
David M. Mulder	32,000	32,000	—	64,000
David L. Vied	32,000	32,000	—	64,000

(1)

Represents the grant date fair value of the restricted stock awards pursuant to FASB ASC Topic 718. Additional information about the assumptions used when valuing equity awards is set forth in the Annual Report on Form 10-K in the Notes to Consolidated Financial Statements for the fiscal year ended March 31, 2025. On September 4, 2024, shares of restricted stock were issued to directors as follows: Mr. Davis – 37,037, Mr. Mulder – 39,506 and Mr. Vied – 39,506.

Each independent director receives an annual fee of $32,000 for participation on the Board and the committees on which each independent director is appointed; the Board Chairman receives $40,000 annually. These fees are paid quarterly. Mr. Davis elected stock in lieu of cash for the first and second quarterly fees and waived the third and fourth quarterly fees totaling $20,000. Additionally, each independent director receives an annual grant of restricted shares equivalent to $32,000; provided, however, the director serving as Chairman receives an annual grant of restricted shares equivalent to $30,000. Each independent director is also reimbursed for out-of-pocket costs incurred in connection with attendance at Board and committee meetings. Directors who are also employees of the Company receive no compensation for serving on the Board. Accordingly, Mr. Custer did not receive any compensation related to his services for the fiscal year 2025. For a description of compensation paid to Mr. Custer in the fiscal year 2025 in his role as President and Chief Executive Officer, please see the Executive Compensation and Other Information – Summary Compensation Table section in this Proxy Statement.

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PROPOSAL TWO

Ratification of Selection of Independent Registered Public Accounting Firm

BPM LLP served as the Company’s independent registered public accounting firm starting in fiscal year 2025. The Audit Committee has selected, and the Board has approved BPM LLP to continue in this capacity for the current fiscal year ending March 31, 2026. A representative of BPM LLP is expected to attend the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions from stockholders present at the Annual Meeting. Although it is not required to do so, the Company wishes to provide stockholders with the opportunity to indicate their approval of the selection of the independent registered public accounting firm and accordingly is submitting a proposal to ratify the selection of BPM LLP. If the stockholders should fail to approve this proposal, the Board will consider the selection of another independent registered public accounting firm.

The Board unanimously recommends that stockholders vote FOR ratification of BPM LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026.

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PROPOSAL THREE

Advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers (“Frequency Vote”)

The Dodd-Frank Act and applicable SEC rules require that, at least once every six years, stockholders be given the opportunity to vote on an advisory resolution regarding the frequency of future “say-on-pay” votes.

Stockholders may vote to recommend that future “say-on pay” votes be held every year, every two years or every three years. The Board presently believes that future “say-on-pay” votes should occur every three years. The Board believes that holding a “say-on-pay” vote every three years is most consistent with the Company’s approach to executive compensation in which the Company seeks to enhance the long-term growth of the Company and to attract, retain and motivate our executive officers over the long term. The Board believes a three-year cycle for the advisory vote on executive compensation will provide investors with the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with the Company’s business and results of operation. It will also minimize the administrative, compliance and other corporate expenses associated with holding “say-on-pay” votes more frequently (e.g., every year or every two years).

Because the vote on this matter is advisory in nature, it will not be binding on the Board. However, the Board will consider the outcome of the vote, along with other factors, when making its decision about the frequency of future “say-on-pay” votes.

This proposal is being submitted to enable stockholders to express a preference as to whether future “say-on-pay” votes should be held every year, every two years or every three years. The selection that receives a plurality of affirmative votes will be considered the preference of the stockholders. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal and any such “broker non-votes” will not be deemed a vote cast.

The Board unanimously recommends that stockholders vote FOR holding “Say-On-Pay” advisory votes every three years.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than 10% of its common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. To the Company’s knowledge, based solely on a review of Forms 3 and 4 furnished to it during its most recent fiscal year, and representations that no Forms 5 were required, the Company believes that during fiscal 2025, its directors and executive officers and greater than 10% shareholders filed all such reports required to be filed under Section 16(a) on a timely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information regarding the beneficial ownership of the Company’s common stock as of June 27, 2025 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the common stock of the Company and common stock equivalents, (ii) each of the Company’s Named Executive Officers (“NEOs”), (iii) each director and (iv) all directors and executive officers as a group. The following table sets forth what such persons’ beneficial security ownership position would be assuming the exercise of all outstanding stock options and warrants, exercisable on June 27, 2025 or within 60 days of such date, but such shares are not treated as outstanding for purposes of computing the percentage ownership of any other person or group. All shares shown are subject to the named person’s sole voting and investment power except as noted. As of June 27, 2025, 7,232,217 shares of the Company’s common stock were outstanding.

Security Ownership of Certain Beneficial Owners

Name	Shares Beneficially Owned		Approximate Percent Owned

Michael A. Davis	1,788,756	(1)	24.7%
Rudolf Steiner Foundation	917,133	(2)	12.7%

(1)

Includes 1,607,506 shares over which Mr. Davis holds sole voting and investment power. Also includes 181,250 shares over which Mr. Davis holds shared voting and investment power, including 31,250 shares held by Mr. Davis’s spouse, Janet J. Johnstone; and 150,000 shares held by trusts for the benefit of Mr. Davis’s children.

(2)

Based on the information in a filing on Schedule 13D/A dated December 2, 2020 filed by the Rudolf Steiner Foundation and other reporting persons. The shareholder’s address is 1002 O’Reilly Ave., San Francisco, CA 94129.

Security Ownership of Directors and Management

Unless otherwise noted, the address for each director and officer listed below is c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy #102, Kailua-Kona, HI 96740.

Name	Shares Beneficially Owned	Ref	Approximate Percent Owned
Michael A. Davis	1,788,756	(1)	24.7%
David L. Vied	181,138	(2)	2.5%
David M. Mulder	159,468	(2)	2.2%
Matthew K. Custer	154,679	(3)	2.1%
Gerald R. Cysewski	145,962		2.0%
Jennifer C. Rogerson	—		*
Felicia Ladin	4,678		*
All directors and executive officers as a group (11 persons)	2,566,305	(4)	34.4%

*	Less than 1.0%

(1)

Includes 1,607,506 shares over which Mr. Davis holds sole voting and investment power. Also includes 181,250 shares over which Mr. Davis holds shared voting and investment power, including 31,250 shares held by Mr. Davis’s spouse, Janet J. Johnstone; and 150,000 shares held by trusts for the benefit of Mr. Davis’s children.

(2)	Includes options to purchase 6,000 shares of the Company’s common stock.

(3)	Includes options to purchase 150,000 shares of the Company’s common stock.

(4)	Includes options to purchase 228,667 shares of the Company’s common stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No current member of the Company’s Compensation Committee is a current or former officer or employee of the Company or its subsidiaries and no executive officer of the Company was a member of the Compensation Committee of any corporation of which a member of the Company’s Compensation Committee is an executive officer.

EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers are elected by and serve at the pleasure of the Board. The executive officers of Cyanotech as of July 10, 2025 include:

Matthew K. Custer, President and Chief Executive Officer—42: Mr. Custer was appointed Chief Executive Officer and to the Board in June 2022, having served as President since May 2021. Mr. Custer joined Cyanotech in 2015 as Manufacturing Manager, was promoted to Director of Manufacturing in 2016, and later advanced to Vice President General Manager in 2019. He brings over 20 years of management experience in the food and supplement industries. Prior to joining Cyanotech, Mr. Custer served for seven years as Plant Manager at Hamakua Macadamia Nut Company.  He previously represented Cyanotech as Chairman of the Board for the Natural Algae Astaxanthin Association and served on the Board of Directors for the Big Island Chapter of Hawaii Food Manufacturers Association from 2014 through 2017.

Gerald R. Cysewski, Chief Executive Officer Emeritus and Chief Scientific Officer, PhD.—76: Dr. Cysewski co-founded the Company in 1983 and served as a director until June 16, 2022, when Dr. Cysewski was named Chief Executive Officer Emeritus and Chief Scientific Officer.  He served as the Chief Executive Officer from May 22, 2019 through June 16, 2022 after having served as President beginning April 22, 2019. Dr. Cysewski served as President and Chief Executive Officer from March 31, 2016 through January 24, 2018. From January 2018 until April 2019, and prior to March 2016, he was our Chief Scientific Officer. From 1990 to May 16, 2008, Dr. Cysewski served as the Company’s President and Chief Executive Officer, as well as Chairman of the Board. Prior to 1990, Dr. Cysewski served in various other capacities for the Company including Vice Chairman and Scientific Director. From 1980 to 1982, Dr. Cysewski was Group Leader of Microalgae Research and Development at Battelle Northwest, a major contract research and development firm. From 1976 to 1980, Dr. Cysewski was an assistant professor in the Department of Chemical and Nuclear Engineering at the University of California, Santa Barbara, where he received a two-year grant from the National Science Foundation to develop a culture system for blue-green algae. Dr. Cysewski received his doctorate in Chemical Engineering from the University of California at Berkeley.

Jennifer C. Rogerson, Chief Financial Officer, Vice President-Finance and Administration and Treasurer—36: Ms. Rogerson has served as Cyanotech’s Chief Financial Officer since September 2024. Ms. Rogerson has over 15 years of experience in accounting, finance and operations. From July 2022 to May 2024, Ms. Rogerson served as CFO and COO, with her last position as Executive Vice President for Mixhers, LLC, a women’s health supplement company. At Mixhers, LLC, Ms. Rogerson played an integral role in the company’s success by creating the business infrastructure and strategic plan and financial systems from the ground up. From March 2014 to July 2022, Ms. Rogerson worked at BestCompany.com, an online review site and software-as-a-service company. Her last position with BestCompany.com was Vice President of People and Finance. Prior to that role, she had positions of increasing responsibility including Controller, Director of Accounting and Human Resources. Ms. Rogerson holds a Bachelor of Science degree in Accounting from Western Governors University in Utah.

Glenn D. Jensen, Vice President, Operations —67: Mr. Jensen has served as Vice President of Operations since August 2019. From 2016 to 2019, Mr. Jensen served as Vice President Manufacturing and Infrastructure and from 1993 to 2015, he served as Vice President of Operations. Mr. Jensen joined the Company in 1984 as Process Manager. He has over 40 years of experience in microalgae process operations. Prior to joining the Company, Mr. Jensen worked as a plant engineer at Cal-Alga, a spirulina production facility, near Fresno, California. Mr. Jensen holds a Bachelor of Science degree in Health Science from California State University, Fresno.

Collette N. Kakuk, Chief Strategic and Commercial Officer —55: Ms. Kakuk joined Cyanotech in August 2023 as Chief Strategic and Commercial Officer. She has over 25 years of experience in the health and wellness industry, including natural ingredients, dietary supplements, food, beverage and personal care. Ms. Kakuk’s most recent roles included senior positions at Layn Natural Ingredients, HempRise™, Sterling Pacific Meat Company and she served in the Army National Guard. Ms. Kakuk holds a Master of Business Administration degree from the University of Michigan, Stephen M. Ross School of Business, and a Bachelor of Business Administration degree from Eastern Michigan University.

Jennifer K. Brand, Vice President, Sales —52: Ms. Brand has served as Vice President of Sales at Cyanotech since May 2025. She joined the Company in December 2024 as Head of Retail Sales. Ms. Brand has over 30 years of experience in eCommerce, global expansion and sales management, with a strong emphasis on international markets and revenue optimization. Prior to joining Cyanotech, she held leadership roles at Netrush, Bridgewell Resources and North Pacific Group. She has also served in advisory and board roles with the American Hardwood Export Council and the International Wood Products Association. Ms. Brand holds a Bachelor of Arts degree in Russian Language and Literature from the University of Washington.

Jennifer M. Johansen, Vice President, Quality, Regulatory & Government Affairs—52: Ms. Johansen has served as Vice President—Quality, Regulatory & Government Affairs since January 2010. She joined Cyanotech in 2003 in the Quality Department and has over 20 years of experience in quality and regulatory. Prior to joining the Company, Ms. Johansen worked in medical research at the University of Washington. She serves as Director for the Algae Biomass Organization, is a member of the Regulatory Affairs Professional Society, and current chair of the Kona Kohala Chamber of Commerce (“KKCC”). She also serves on the KKCC’s Economic Development and Government Affairs Committees. Ms. Johansen is a Preventive Controls Qualified Individual with the Food Safety Preventative Controls Alliance. She holds a Bachelor of Arts degree in Psychology, with a minor in Organic Chemistry, from the University of Oregon while on a full athletic scholarship.

Amy B. Nordin, Vice President, Human Resources, Secretary—57: Ms. Nordin has served as Vice President Human Resources, Secretary since August 2019.  She joined Cyanotech in 2016 as Director of Human Resources.  Ms. Nordin has over 25 years business operations management experience with an emphasis in manufacturing, quality, agriculture, and tourism sectors; with the last 20 years, specifically concentrated on Hawaii and Pacific Asian business.  Prior to joining the Company, Ms. Nordin was the Director of Operations and Sales at Hamakua Macadamia Nut Company, Operations Manager of HPM Building Supply, and Quality Manager for Molded Dimensions Inc.  Ms. Nordin holds a Bachelor of Science degree in Operations Management from Marian University-Wisconsin, a Master of Business Administration degree, a Certificate in Pacific Asian Business, and a Master of Human Resource Management degree from University of Hawaii-Manoa.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed with senior management the Compensation Discussion and Analysis required by Item 402(m) through Item 402(r) of Regulation S-K that follows. Based on that review and discussion, the Compensation Committee recommended, and the Board concurred that such Compensation Discussion and Analysis be included this proxy statement.

Compensation Committee of the Board.

David L. Vied, Chairman
Michael A. Davis

Compensation Discussion and Analysis

Who is responsible for determining appropriate executive compensation?

The Compensation Committee has the responsibility for approving the total compensation program for the Company and its subsidiaries, including base salary, perquisites, incentive compensation and equity-based compensation. The Compensation Committee’s charter does not give the Compensation Committee the right to delegate any of its responsibilities to any other persons. This included determining compensation for the past fiscal year 2025, as well as for the current fiscal year 2026, of our Named Executive Officers (“NEOs”): (1) Matthew K. Custer, President and Chief Executive Officer; (2) Gerald R. Cysewski, Ph.D., Chief Executive Officer Emeritus and Chief Scientific Officer; (3) Jennifer C. Rogerson, Chief Financial Officer, Vice President – Finance and Administration and Treasurer; and (4) Felicia Ladin, Chief Financial Officer, Vice President – Finance and Administration and Treasurer (from September 28, 2020 until September 5, 2024).

What are the objectives of the Company’s compensation programs?

The goals of the Company’s compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, motivate and retain executives of outstanding ability, potential and drive commensurate with the size and development requirements of the Company. Key components include:

●	The Company’s compensation is competitive with comparably sized companies in the Hawaii and California markets with which we compete for talent and is based on salary surveys purchased annually.

●	The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

●

The Company provides equity awards for executive officers to align management interest with the interest of the shareholder to drive the long-term financial performance of the Company as they respond to the Company’s business challenges.

The Compensation Committee endeavors to balance Company needs and values with the employees’ needs and believes that it is important that the Compensation Committee maintain this relationship.

What are the compensation programs designed to reward?

The Company’s compensation programs are designed to recognize and reward executives for the Company’s annual and long-term performance and for individual performance that enhance shareholder value. To that end:

●

Company Performance. The Compensation Committee considers each executive’s overall contribution to the Company’s long-term and short-term results and projections in relation to the Company goal of achieving sustainable profitability from sales of its products.

●

Individual Performance. The Company has a small executive team of talented individuals with clear divisions of responsibility for achieving the Company’s goals. The Compensation Committee evaluates the Chief Executive Officer as a committee. That evaluation entails a review of the Chief Executive Officer’s performance and progress towards achieving sustainable profitability through improved long-term and short-term results attributable directly and indirectly to his efforts. The Compensation Committee or together with other independent directors acting with the Compensation Committee or upon its recommendations also considers relative shareholder return over the same period and chief executive compensation for similar-sized companies with similar results within the relevant geographic and industry area.

For other NEOs, the Compensation Committee reviews and considers whether to approve a performance assessment and base salary recommendation from the Chief Executive Officer. The performance evaluations of these executives are based on the Company’s success in achieving short-term and long-term results and projections in relation to the Company goal of achieving sustainable profitability from sales of its products; in addition to performance toward specific departmental goals established annually and approved by the Compensation Committee.

What are the elements of executive compensation?

The elements of the Company’s executive compensation include:

●	Base salary and bonus, if awarded
●	Equity awards

How is base salary determined?

As part of an annual assessment, the base salaries of the executive officers are determined initially on the basis of one or more salary surveys conducted by third parties or by the Company’s Vice President of Human Resources. Based on such surveys, the executive officers’ salaries are set within the ranges of the surveys targeted at the median; the exact level is determined after the Compensation Committee considers the experience and capability of the executive officer, the level of responsibility and the needs of the Company.

Are bonuses paid to executive officers?

The Compensation Committee believes that, as a general rule, annual compensation in excess of base salaries should be dependent on the Company’s performance and should be awarded based on recommendations of the Chief Executive Officer to the Compensation Committee and at the discretion of the Board, excluding the Chief Executive Officer. Accordingly, each fiscal year, the Compensation Committee reviews and approves an incentive bonus plan designed to motivate executive officers and key personnel to achieve the financial and operational objectives of the Company.

The incentive bonus plan is based on the Company’s profitability and is a mix of two-thirds in cash and one-third in equity in the form of restricted stock units (RSUs) that vest ratably over a three-year period.  The plan is funded based on a percentage of profit before taxes and each officer is assigned to a tier based on market studies. RSUs are granted once the Company’s Annual Report on Form 10-K is filed and is approved by the Board and/or Compensation Committee.

As a result, executive compensation, and the proportion of each executive’s total cash compensation that is represented by incentive or bonus income, may increase in those years in which the Company achieves greater profitability. On the other hand, in years in which the Company experiences lower profitability, bonuses would be lower or not awarded and total executive compensation should consequently be lower.

For fiscal year 2025 performance, bonus incentive compensation for the Company’s NEOs was not accrued and the NEOs were not paid a bonus for fiscal year 2025 performance, as disclosed in the detail in the Summary Compensation Table set forth below in Executive Compensation and Other Information – Summary Compensation.

What is the Company’s equity incentive program?

The 2016 Equity Incentive Plan (the “2016 Plan”), which was approved by stockholders on August 25, 2016, rewards select executives and key employees as an incentive for them to join or remain in the service of the Company. The Compensation Committee administers the Plan. An amendment to the 2016 Plan was approved by the Compensation Committee to remove the minimum vesting provisions and ratify the grant of the previously granted awards that exceeded the existing plan limits. All other sections of the 2016 Plan remain unchanged and any future award agreements under the 2016 Plan will adopt the amendment.

How does the Company grant equity awards?

The Compensation Committee expects to make equity award grants on an annual basis under the 2016 Plan. Such grants will be intended to align the interests of select executives and key employees with those of the long-term goals of stockholders and provide each individual with a significant incentive to join or remain at the Company from the perspective of an owner with an equity stake in the business. Additionally, the Compensation Committee expects to grant RSUs every three years to all employees to enhance the ethic of ownership in the Company and to further align interests in the long-term future of the Company.

Equity awards, including stock options, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of stock options or equity grant dates. In addition, we generally do not grant stock options (i) during trading blackout periods established under our Insider Trading Policy, or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material non-public information. These restrictions do not apply to RSUs that do not include an exercise price related to the market price of our common stock on the date of grant.

Options granted under the 2016 Plan that remain outstanding accelerate when a Change in Control or a Corporate Transaction, as defined in the 2016 Plan, occur, unless such outstanding options are assumed or replaced by the successor corporation with comparable, equalized options or a cash incentive program in accordance with the terms of the 2016 Plan.

A “Change in Control”, as defined in the 2016 Plan, generally means a change in control of Company effected as a result of (1) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of stock possessing more than 50% of the total combined voting power of the Company’s outstanding stock pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders accept; or (2) a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of persons who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

Under the 2016 Plan, upon the occurrence of certain Change in Control events (as defined in the 2016 Plan), the Company may provide for any of the following in connection with outstanding awards:

●

Acceleration – In the event of a Change in Control and Double Trigger Event (as defined in the 2016 Plan) with respect to a participant, the Company may accelerate the exercisability and/or vesting of awards in connection with such Change in Control and Double Trigger Event;

●

Assumption; Continuation or Substitution – In the event of a Change in Control, the acquirer of or successor to the Company may, without the consent of any participant, assume or continue the Company’s rights and obligations under each or any award outstanding immediately prior to the Change in Control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the acquirer’s or successor’s stock; or

●

Cash Out – In the event of a Change in Control, the Company may, without the consent of any participant, cancel each or any award or portion thereof outstanding immediately prior to the Change in Control in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Company) of the Company’s common stock subject to such canceled award in cash, stock of the Company or its acquirer or successor, or other property.

In addition, the Employment Agreement for Matthew K. Custer, our President and Chief Executive Officer, provides that in the event that Mr. Custer resigns for good cause, which includes a Change in Control, he will receive an amount equal to his base salary for 12 months or for the remainder of his contract term, whichever is less, together with (a) any other earned but unpaid amounts due under the terms of his Employment Agreement, and (b) employee benefits for the applicable severance benefit period. “Change in Control” has the same definition provided in the 2016 Plan.

The material in the heading “Compensation Discussion and Analysis” and the Report of the Compensation Committee are not “soliciting material,” and are not deemed “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth the compensation paid or accrued by the Company to the Chief Executive Officer, the two highest compensated executive officers of the Company, other than the Chief Executive Officer, and one additional individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of the fiscal year for services rendered in all capacities to the Company for the fiscal years ended March 31, 2025 and 2024.

Summary Compensation Table

		Annual Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non- equity Incentive Plan ($)	All Other ($)	Total ($)
Matthew K. Custer	2025	195,000	25,000	6,515	39,873	—	—	266,388
President and Chief Executive Officer (since June 16, 2022)	2024	195,000	—	6,915	73,561	—	—	275,476

Gerald R. Cysewski	2025	42,308	—	6,483	—	—	—	48,791
Chief Executive Officer Emeritus (since June 16, 2022) and Chief Scientific Officer	2024	40,000	—	7,356	—	—	—	47,356

Jennifer C. Rogerson	2025	112,500	—	—	1,425	—	—	113,925
Chief Financial Officer, Vice President Finance and Administration and Treasurer (from September 5, 2024)	2024	—	—	—	—	—	—	—

Felicia Ladin	2025	85,112	—	2,600	—	—	—	87,712
Chief Financial Officer, Vice President Finance and Administration and Treasurer (from September 28, 2020 until September 5, 2024)	2024	147,692	—	7,406	5,408	—	—	160,506

(1)	In connection with Mr. Custer’s employment agreement effective June 16, 2022, his signing bonus was paid in fiscal year 2025.
(2)

In connection with equity-based awards, which the Company reports in accordance with Generally Accepted Accounting Principles (“GAAP”). The assumptions used to calculate the fair value of option and restricted stock unit awards are set forth in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for fiscal years 2025 and 2024.

In connection with Mr. Custer’s appointment as President and Chief Executive Officer, the Company and Mr. Custer entered into a 36-month Executive Employment Agreement on June 16, 2022 (the “2022 Employment Agreement”). Under the terms of the 2022 Employment Agreement, Mr. Custer receives an annual base salary of $195,000 and a $25,000 signing bonus. In addition, Mr. Custer received 50,000 stock options under the 2016 Plan on June 21, 2022, which vests over three years.

Subsequently, effective June 16, 2025, the Company renewed the Executive Employment Agreement (the “2025 Employment Agreement”) with Mr. Custer as President and Chief Executive Officer. Under the terms of the 2025 Employment Agreement, Mr. Custer receives an annual base salary of $200,000 in cash and $25,000 in RSUs, which vests over three years. In addition, Mr. Custer will receive a $25,000 signing bonus and 150,000 stock options under the 2016 Plan on June 16, 2025, which vests over three years.

No other executive officer has an employment agreement and are at-will employees.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
	Number of Shares of
	Common Stock Underlying			Option	Option
	Unexercised Options (#)			exercise	expiration
Name	Exercisable	Unexercisable		price ($)	date

Matthew K. Custer	50,000	—	(1)	2.29	7/07/2030
	50,000	—	(2)	2.96	5/20/2031
	33,333	16,667	(3)	3.43	6/21/2032
	133,333	16,667

Gerald R. Cysewski	—	—		—	—
	—	—

Jennifer C. Rogerson	—	50,000	(4)	0.78	9/05/2034
	—	50,000

Felicia Ladin	—	—		—	—
	—	—

(1)	50,000 options were granted on July 7, 2020, of which 12,500 vested on July 7, 2021, 2022, 2023 and 2024.
(2)	50,000 options were granted on May 20, 2021, of which 16,667 vested on May 20, 2022 and 2023 and 16,666 vested on May 20, 2024.
(3)	50,000 options were granted on June 21, 2022, of which 16,666 vested on June 21, 2023, 16,667 vested on June 21, 2024 and the remainder of 16,667 vested on June 21, 2025.
(4)	50,000 options were granted on September 5, 2024, of which 16,666 vest on September 5, 2025 and 16,667 vest on each September 5, 2026 and 2027.

PAY VERSUS PERFORMANCE

The table below is provided in accordance with Item 402(v) of Regulation S-K. We are providing the following information about the relationship between executive compensation actually paid to our CEO and our other NEOs and certain financial performance of the Company for each of the fiscal years ended March 31, 2025, 2024 and 2023:

Fiscal Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation Table Total for Non-CEO NEOs (3)	Average Compensation Actually Paid to Non-CEO NEO (4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (5)	Net (Loss) Income (in thousands) (6)
2025	$315,178	$267,287	$201,637	$206,130	$11	$(3,203)
2024	$322,832	$248,593	$160,506	$155,441	$9	$(5,267)
2023	$376,785	$438,049	$160,883	$162,842	$27	$(3,440)

(1)	The dollar amounts reported are the amounts of total compensation reported in the “Total” column of our Summary Compensation Table for Messrs. Custer and Cysewski.

(2)

The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Name	Fiscal Year	Reported Summary Compensation Table Total for CEO	Less: Reported Value of Equity Awards (a)	Plus: Equity Award Adjustments (b)	Compensation Actually Paid to CEO
Matthew K. Custer	2025	$266,388	$(46,388)	$1,942	$221,942
	2024	$275,476	$(80,476)	$4,661	$199,661
	2023	$290,563	$(70,563)	$118,896	$338,896

Gerald R. Cysewski	2025	$48,791	$(6,483)	$3,037	$45,345
	2024	$47,356	$(7,356)	$8,932	$48,932
	2023	$86,222	$(4,684)	$17,615	$99,153

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in our Summary Compensation Table for the applicable year.
(b)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; and (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. There were no awards vested in the year they were granted.

(3)

The dollar amounts reported represent the average of the amounts reported for our NEOs as a group (excluding our CEO) in the “Total” column of our Summary Compensation Table in each applicable year. The name of the NEO (excluding our CEO) included for purposes of calculating the average amounts for each applicable year is Ms. Ladin, and Ms. Rogerson for fiscal year 2025.

(4)

The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Name	Fiscal Year	Reported Summary Compensation Table Total for Non- CEO NEO	Less: Reported Value of Equity Awards (a)	Plus: Equity Award Adjustments (b)	Compensation Actually Paid to Non-CEO NEO
Jennifer C. Rogerson	2025	$113,925	$1,425	$7,509	$120,009
	2024	$—	$—	$—	$—
	2023	$—	$—	$—	$—

Felicia Ladin	2025	$87,712	$(2,600)	$1,009	$86,121
	2024	$160,506	$(12,814)	$7,749	$155,441
	2023	$160,883	$(14,575)	$16,534	$162,842

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in our Summary Compensation Table for the applicable year.
(b)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; and (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. There were no awards vested in the year they were granted.

(5)

Total Stockholder Return (TSR) is cumulative for the measurement periods beginning on March 31, 2021 and ending on March 31 of each of 2025, 2024 and 2023, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(6)	The dollar amounts reported represent the amount of net income (loss) attributable to the Company as reflected in our audited financial statements for the applicable fiscal year.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans as of March 31, 2025, including the 2016 Plan; and the 2024 Independent Director Stock Option and Restricted Stock Grant Plan (the “2024 Plan”). The Company has also issued stock options, which remain outstanding as of March 31, 2025, under the 2014 Independent Director Stock Option and Restricted Stock Grant Plan (the “2014 Plan”), which expired on August 22, 2024. The 2016 Plan was approved by stockholders on August 25, 2016 and amended on May 30, 2025, and the 2024 Plan was approved by stockholders on August 22, 2024.

Plan Category	Common shares to be issued upon exercise of options and restricted stock units outstanding (in shares) (#)	Weighted average exercise price of outstanding options and restricted stock units ($)	Common shares available for future grant under equity compensation plans (in shares) (#) (1)
Equity Compensation Plans Approved by Stockholders	339,638	$2.09	1,237,031

(1)	Consists of 632,905 shares available for future issuance under the 2016 Plan and 604,126 shares available under the 2024 Plan.

AUDIT COMMITTEE REPORT

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. All committee members are financially literate.

The Audit Committee, which met four times in fiscal year 2025, reviewed and discussed the Company’s audited financial statements with management. The Audit Committee discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm for the first and second quarter of fiscal year 2025 (“Grant Thornton”) and BPM LLP, the Company’s independent registered public accounting firm for the third fiscal quarter of 2025 and year-end 2025 audit (“BPM”), the matters required to be discussed by Statement of Auditing Standards No. 1301, “Communication with Audit Committees,” as adopted by the PCAOB, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee also received written disclosures and the letter from Grant Thornton and BPM required by Independence Standards Board Standard No. 1, which relates to the independent registered public accounting firm’s independence from the Company and its related entities.

The Audit Committee is governed by the Audit Committee Charter adopted by the Board, a current copy of which is available on the Company’s website at www.cyanotech.com. Pursuant to such Charter, the Audit Committee has the following primary responsibilities:

1)

Review the performance of the independent registered public accounting firm and make recommendations to the Board regarding the appointment or termination of the independent registered public accounting firm;

2)

Confer annually with the independent registered public accounting firm concerning the scope of its examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent registered public accounting firm’s annual engagement letter, and authorizing the independent registered public accounting firm to perform such supplemental reviews or audits as the Audit Committee may deem desirable;

3)	Review the range and cost of audit and non-audit services performed by the independent registered public accounting firm;

4)

Review the Company’s audited financial statements and the independent registered public accounting firm’s opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof; and

5)	Review the adequacy of the Company’s systems of internal controls.

BPM, an independent registered public accounting firm, served as the Company’s independent registered public accounting firm beginning with the third fiscal quarter of 2025. As stated in Proposal Two, the Audit Committee has selected, and the Board has approved BPM to serve as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2026.

Audit services provided by BPM consisted of the examination of the Company’s annual financial statements and services related to filings with the SEC as well as their review of the Company’s quarterly financial statements. All fees paid to BPM were reviewed and considered for independence by the Audit Committee. In addition, the Audit Committee (i) discussed with BPM their qualification of the partners and managers assigned to the Company’s audit, (ii) reviewed with BPM the quality control system for the US accounting and audit practice to provide reasonable assurance that the audit was conducted with professional standards, and (iii) confirmed with BPM that there was appropriate continuity of personnel working on our audits and availability of national office consultation.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

Submitted by the Audit Committee of the Board of Directors.

David M. Mulder, Chairman
David L. Vied

Independent Registered Public Accounting Firm’s Fees

Audit Fees

The aggregate fees billed in fiscal year 2025 by BPM, our independent registered public accounting firm, for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended March 31, 2025 and timely review of the third quarter fiscal 2025 were $175,000. The aggregate fees billed in fiscal year 2025 by Grant Thornton, our independent registered public accounting firm, for professional services rendered for the prior year audit of the Company’s annual financial statements and timely review of the first and second quarters of fiscal 2025 were $275,000. The aggregate fees billed in fiscal year 2024 by Grant Thornton, for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended March 31, 2024 and timely quarterly reviews were $386,700.

Audit-Related Fees

Audit-related fees billed by Grant Thornton for the fiscal year ended March 31, 2025 were $5,300. There were no audit-related fees billed by BPM for the fiscal year ended March 31, 2025 or by Grant Thornton for the fiscal year ended March 31, 2024.

Tax Fees

The aggregate fees billed or to be billed by Grant Thornton for tax services rendered to the Company, for the fiscal years ended March 31, 2025 and 2024 were $16,000 and $18,800, respectively. There were no tax fees billed by BPM for tax services.

All Other Fees

There were no other fees billed by BPM or Grant Thornton for the fiscal years ended March 31, 2025 and 2024.

The Audit Committee has considered and does not believe the provision of all other services by the Company’s registered public accounting firm is incompatible with maintaining BPM or Grant Thornton’s independence.

A representative of BPM is expected to be available at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from Stockholders.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholders who wish to present proposals in accordance with Rule 14a-8 of Regulation 14A under the Exchange Act which they desire to be considered at the 2026 Annual Meeting of Stockholders must timely submit such proposals in order that they will be received by the Company no later than March 12, 2026. Any such stockholder proposal must be mailed to the Company’s principal executive offices, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, Hawaii 96740, Attention: Corporate Secretary. However, submission of a proposal does not assure the proponent that the proposal will be included in the Company’s 2026 proxy materials because all applicable rules of the SEC must be followed by both the proponent and the Company.

In addition, the Bylaws provide a procedure for stockholders to propose a matter (other than a matter brought pursuant to SEC Rule 14a-8) at a meeting of stockholders, or to nominate a person or persons as a director. Procedurally, eligible stockholders must submit for actual receipt by the Company, Attention: Corporate Secretary, at its principal executive office, any proposal or nomination within 120-150 days prior to the anniversary date of the prior year’s annual meeting of stockholders. In the case of the Company’s 2026 Annual Meeting of Stockholders, such proposals or nominations by eligible stockholders pursuant to our Bylaws (and not pursuant to SEC Rule 14a-8) must be received no later than April 23, 2026, and no earlier than March 24, 2026, unless our annual meeting date occurs more than 30 days before or after August 21, 2026. In that case, we must receive proposals not earlier than the close of business 120 days prior to the date of the annual meeting and not later than 90 days prior to the date of the annual meeting, or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.

To be in proper form, a stockholder’s notice must include the information concerning the proposal or nominee, as well as the stockholder and possibly affiliated persons, specified in our Bylaws. A stockholder who wishes to consider submitting a proposal or nomination is encouraged to seek independent counsel about our Bylaw requirements and procedures, as well as SEC requirements and procedures. The Company will not consider any proposal or nomination that does not meet all requirements of our Bylaws and of the SEC. The Company also reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

At the date of this Proxy Statement, the Board does not know of any business to be presented for consideration at the Annual Meeting other than those set forth herein and, in the Notice, accompanying this Proxy Statement. If any other business should properly come before the Annual Meeting, the shares represented by proxies may be voted in accordance with the judgment of the persons named in such proxies.

Cyanotech Corporation’s annual report to the SEC on Form 10-K, including financial statements and financial statement schedules, for the most recent fiscal year, accompanies these proxy materials. Additional copies may be obtained by downloading them from the Company’s website (www.cyanotech.com), including Exhibits to the Form 10-K. Paper copies of the six Exhibits identified in the Form 10-K, Item 15(b) with an asterisk (*) will be furnished upon request from persons making a good faith representation that they were a beneficial owner of the Company’s securities on June 27, 2025, and upon payment to the Company of its reasonable expenses for furnishing such copies (which will be the lesser of $60 per set or $0.68 per page for those requesting less than a full set). Such written requests should be addressed to: Amy Nordin, Secretary, Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740.

The Annual Report to the Stockholders of the Company, for the fiscal year ended March 31, 2025, including financial statements, is enclosed with this proxy statement.

You are most cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy or instructions to your broker as to how you want your shares voted as promptly as possible.

By Order of the Board of Directors

/s/ Amy B. Nordin
Amy Nordin
Corporate Secretary

Kailua-Kona, Hawaii
July 10, 2025

Using a black ink pen, mark your votes with an X as shown in this example: ☒ Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and for 3 YEARS on Proposal 3.

1.	To elect the four director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;
		For	Withhold		For	Withhold			For	Withhold

	01 - Matthew K. Custer	☐	☐	02 - Michael A. Davis	☐	☐	03 - David M. Mulder		☐	☐

	04 - David L. Vied	☐	☐

							For	Against	Abstain
2.	To ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026;						☐	☐	☐

							3 YRS	2 YRS	1 YR	Abstain
3.	To hold an advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers; and						☐	☐	☐	☐

4.

To transact other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES, FOR PROPOSAL 2, AND FOR 3 YEARS ON PROPOSAL 3. THE PROXIES ARE AUTHORIZED TO VOTE THIS PROXY IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

B     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CYANOTECH CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, AUGUST 21, 2025

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Matt Custer and Laura Taylor, and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Corporation to be held Thursday, August 21, 2025, at the Nutrex Hawaii Distribution Warehouse, 9006 Utica Ave., Rancho Cucamonga, CA 91730 at 2:00 P.M., local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated July 10, 2025.

All other proxies heretofore given by the undersigned to vote shares of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment thereof are expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return promptly whether you expect to attend the Annual Meeting or not. If you do attend the Annual Meeting, you may vote in person.

Electronic Voting Instructions

Your vote matters – here’s how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., local time, on August 20, 2025.

Online

•	Go to www.envisionreports.com/CYAN or scan the QR code – login details are located in the shaded bar below.

Phone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CYAN.

Using a black ink pen, mark your votes with an X as shown in this example: ☒ Please do not write outside the designated areas.

Annual Meeting Proxy Card	1234 5678 9012 345

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and for 3 YEARS on Proposal 3.

1.	To elect the four director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;
		For	Withhold		For	Withhold			For	Withhold

	01 - Matthew K. Custer	☐	☐	02 – Michael A. Davis	☐	☐	03 - David M. Mulder		☐	☐

	04 - David L. Vied	☐	☐

							For	Against	Abstain

2.	To ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026;						☐	☐	☐

							3 YRS	2 YRS	1 YR	Abstain
3.	To hold an advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers; and						☐	☐	☐	☐

4.

To transact other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES, FOR PROPOSAL 2, AND FOR 3 YEARS ON PROPOSAL 3. THE PROXIES ARE AUTHORIZED TO VOTE THIS PROXY IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

B     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CYANOTECH CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, AUGUST 21, 2025

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Matt Custer and Laura Taylor, and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Corporation to be held Thursday, August 21, 2025, at the Nutrex Hawaii Distribution Warehouse, 9006 Utica Ave., Rancho Cucamonga, CA 91730 at 2:00 P.M., local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated July 10, 2025.

All other proxies heretofore given by the undersigned to vote shares of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return promptly whether you expect to attend the Annual Meeting or not. If you do attend the Annual Meeting you may vote in person.

C	Non-Voting Items

Change of Address – Please print new address below.